Prospectus Supplement dated June 25, 2010
The purpose of this supplement is to provide you with changes to the current Prospectus for the Fund listed below:
Invesco Van Kampen Senior Loan Fund
The following information replaces in its entirety the information under the heading “Management of the Fund — Investment Adviser — Portfolio management”:
Investment decisions for the Fund are made by the investment management team at Invesco Senior Secured Management, Inc. (Invesco Senior Secured). The following individuals are primarily responsible for the day-to-day management of the Fund.
•	Mr. Philip Yarrow, Portfolio Manager, has been managing the Fund since March 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010. From 2005-2010 and prior to joining Invesco Senior Secured, Mr. Yarrow was an Executive Director with Morgan Stanley.

•	Mr. Thomas Ewald, Portfolio Manager, has been managing the Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.
More information on the portfolio managers may be found at www.invesco.com. The Web site is not part of the prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE